                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported):
                                NOVEMBER 8, 1999


                                 PLUG POWER INC.
             (Exact name of Registrant as specified in its charter)

         DELAWARE                    00027527                  22-3672377
(State or other jurisdiction     (Commission File            (I.R.S. Employer
     of incorporation)                Number)               Identification No.)


                             968 ALBANY-SHAKER ROAD
                                LATHAM, NY 12110
              (Address of principal executive offices and zip code)



               Registrant's telephone number, including area code:
                                 (518) 782-7700

ITEM 5. OTHER EVENTS.

     On November 8, 1999, Plug Power Inc. (the "Company") received correspondence from counsel to DCT, Inc. alleging, among other things, that the Company misappropriated from DCT business and technical trade secrets, ideas, know-how and strategies relating to fuel cell systems, and that certain contractual obligations owed to DCT were breached. The correspondence threatens litigation against the Company as well as Edison Development Corporation, DTE Energy Company, The Detroit Edison Company and Mechanical Technology Incorporated. The Company believes that the allegations made against the Company are without merit, and the Company intends to vigorously contest any litigation which may be filed with regard to this matter, but the ultimate outcome of any litigation is of course uncertain.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   PLUG POWER INC.



Date:  November 16, 1999           By: /s/ William H. Largent
                                       ---------------------------------
                                       William H. Largent
                                       Chief Financial Officer
                                       (Principal Financial and
                                         Accounting Officer)




                                       3